SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Corteva, Inc.

EIDP, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9330 Zionsville Road, Indianapolis, Indiana	46268
974 Centre Road, Wilmington, Delaware	19805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (833) 267-8382

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, $0.01 par value	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Vylor Inc. Notes Offering

As previously disclosed, on October 1, 2025, Corteva, Inc. (the “Company” or “Corteva”) announced that its Board of Directors is pursuing a plan to separate Corteva into two independent, publicly traded companies, one comprising its current crop protection business and the other comprising its current seed business to be owned and conducted, directly or indirectly, by Vylor Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Vylor”) (the “Separation”).

In connection with the Separation, Vylor issued $1,100,000,000 aggregate principal amount of senior notes in a private offering, consisting of $550,000,000 aggregate principal amount of Senior Notes due 2031 (the “2031 notes”) and $550,000,000 aggregate principal amount of Senior Notes due 2036 (the “2036 notes” and, together with the 2031 notes, the “new notes” and such offering the “Notes Offering”).

The 2031 notes bear interest at a rate of 5.125% per year and mature on August 15, 2031. The 2036 notes bear interest at a rate of 5.625% per year and mature on August 15, 2036. Vylor will pay interest on the new notes on February 15 and August 15 of each year, with the first payment on February 15, 2027.

The issuance of the new notes and the guarantees (as described herein) was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and the new notes and the guarantees were not offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act (“Regulation S”)), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. The new notes and the guarantees were offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S.

Vylor intends to use the net proceeds from the Notes Offering to make a cash distribution to EIDP, Inc. (“EIDP”), the parent company of Vylor and a wholly owned subsidiary of Corteva, as partial consideration for the contribution of the seed business to Vylor in connection with the Separation, with any additional amounts not distributed to EIDP used to pay fees and expenses related to the previously disclosed private offers to exchange any and all of the outstanding 2.300% Senior Notes due 2030, 5.125% Senior Notes due 2032 and 4.800% Senior Notes due 2033, in each case issued by EIDP, to the extent held by certain eligible holders, in exchange for notes of the corresponding series to be issued by Vylor, and for general corporate purposes.

Indenture

The new notes were issued pursuant to an indenture and a first supplemental indenture, each dated August 31, 2026, between Vylor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) (together, the “Indenture”). The Indenture provides for customary events of default, which, if any of them occurs, may cause the principal of and accrued interest on the new notes to become, or to be declared, due and payable. Events of default include, among others, nonpayment of principal or interest, breach of other covenants or agreements in the Indenture and certain events of bankruptcy or insolvency.

The Indenture also provides for customary redemption provisions as well as a special mandatory redemption provision (the “SMR”) that will require Vylor to redeem the new notes at a redemption price of 101% of the aggregate principal amount of the new notes, plus accrued and unpaid interest thereon, if the Separation is not completed. Vylor’s failure to redeem the new notes pursuant to the SMR, if applicable, will constitute an event of default under the Indenture. The SMR will no longer apply to the new notes upon completion of the Separation.

This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, filed as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

EIDP Guarantee

The new notes are the senior unsecured obligations of Vylor and are guaranteed on a senior unsecured basis by EIDP until the Separation is completed pursuant to a Guarantee Agreement, dated August 31, 2026, among EIDP, as guarantor of the notes, Vylor and the Trustee. Upon consummation of the Separation, EIDP will be automatically and unconditionally released from all obligations under the Guarantee Agreement without any action required on the part of the Trustee, any holder of the new notes, or the initial purchasers in the Notes Offering.

This summary does not purport to be complete and is qualified in its entirety by reference to the Guarantee Agreement, filed as Exhibit 4.3 hereto and incorporated by reference herein.

Registration Rights Agreement

Vylor has entered into a Registration Rights Agreement, dated August 31, 2026, among Vylor and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the initial purchasers of the new notes, pursuant to which Vylor has agreed to file with the Securities and Exchange Commission a registration statement with respect to an exchange offer for the new notes or a shelf registration statement for the resale of the new notes within 366 days from the first day on which Vylor operates as an independent public company after consummation of the Separation.

This summary does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

The following exhibits are filed as part of this report:

Exhibit#	Description

4.1	Indenture, dated as of August 31, 2026, between Vylor Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of August 31, 2026, between Vylor Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Guarantee Agreement, dated as of August 31, 2026, among EIDP, Inc., as guarantor, Vylor Inc. and U.S. Bank Trust Company, National Association, as trustee.

99.1	Registration Rights Agreement, dated as of August 31, 2026, among Vylor Inc. and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and BofA Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORTEVA, INC.

Date: August 31, 2026	By:	/s/ David P. Johnson
	Name:	David P. Johnson
	Title:	Executive Vice President, Chief Financial Officer

EIDP, INC.

Date: August 31, 2026	By:	/s/ David P. Johnson
	Name:	David P. Johnson
	Title:	Executive Vice President, Chief Financial Officer